                                  SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. 1)


     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14(a)-11(c) or sec. 240.14a-12

                             PATTERSON ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                             PATTERSON ENERGY, INC.
                               P. O. DRAWER 1416
                              SNYDER, TEXAS 79550

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 30, 1997


To the Stockholders of

  PATTERSON ENERGY, INC.:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of Patterson Energy, Inc., a Delaware corporation (the "Company"), will be held at the executive offices of the Company, 4510 Lamesa Highway, Snyder, Texas 79549, on Tuesday, December 30, 1997, at 10:00 A.M., local time, for the following purposes:


          1. To consider and vote upon a proposal to amend Patterson's Restated Certificate of Incorporation to increase its authorized Common Stock from 18,000,000 shares to 50,000,000 shares, with a significant number of the increased shares being used to effect a two-for-one stock split of the Company's Common Stock payable through a stock dividend;

          2. To consider and vote upon a proposal to amend the Patterson Energy, Inc. 1993 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 700,000 shares to 1,400,000 shares; and

          3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 26, 1997, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON, SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT.

                                            By Order of the Board of Directors

                                            /s/ JAMES C. BROWN
                                            James C. Brown
                                            Secretary
Snyder, Texas

December 2, 1997

                             PATTERSON ENERGY, INC.
                                P.O. DRAWER 1416
                              SNYDER, TEXAS 79550

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS

                          TO BE HELD DECEMBER 30, 1997



     This Proxy Statement is furnished to stockholders of Patterson Energy, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a Special Meeting of Stockholders (the "Meeting") to be held at the Company's executive offices, 4510 Lamesa Highway, Snyder, Texas 79549, on December 30, 1997, at 10:00 A.M., local time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The approximate date on which this Proxy Statement and the enclosed Proxy will first be sent to stockholders is December 3, 1997.


                       ACTIONS TO BE TAKEN AT THE MEETING

     Shares represented by a properly executed Proxy, unless the stockholder otherwise instructs in the Proxy, will be voted (i) for the proposal to amend the Company's Restated Certificate of Incorporation to increase its authorized Common Stock from 18,000,000 shares to 50,000,000 shares (the "Capital Stock Charter Amendment"), with a significant number of the increased shares being used to effect a two-for-one stock split of the Company's Common Stock through a stock dividend; (ii) for the proposal to amend the Patterson Energy, Inc. 1993 Stock Incentive Plan ("Stock Incentive Plan") to increase the number of shares of Common Stock reserved for issuance thereunder from 700,000 shares to 1,400,000 shares ("Stock Incentive Plan Amendment"); and (iii) at the discretion of the proxy holders, on any other matter or business that may be properly presented at the Meeting or any adjournment thereof. Where a stockholder properly executes a Proxy and gives instructions on how his shares are to be voted, the shares will be voted in accordance with those instructions.

     A Proxy may be revoked at any time by a stockholder before it is exercised by giving written notice to the Secretary of the Company or by signing and delivering a Proxy which is dated later, or if the stockholder attends the Meeting in person, by either notice of revocation to the inspectors of election at the Meeting or by voting at the Meeting.

     The only matters that management intends to present at the Meeting are the two matters referenced in subparagraphs (i) and (ii) above. If any other matter or business is properly presented at the Meeting, the proxy holders will vote upon it in accordance with their best judgment.

                               VOTING SECURITIES


     The record date for the Meeting is November 26, 1997. Only stockholders of record at the close of business on November 26, 1997, will be entitled to vote at the Meeting. At the close of business on that date, there were issued and outstanding 15,411,337 shares of the Company's common stock, par value $0.01 per share, (the "Common Stock"), entitled to one vote per share. There are no outstanding shares of preferred stock. A majority of the outstanding Common Stock, present in person or by Proxy and entitled to vote, will constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock represented by proxies which are marked "abstain" or which are not marked as to any particular matter or matters will be counted as shares present for purposes of determining the presence of a quorum on all matters. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares having voted at the Meeting as to any proposal as to which authority to vote is withheld by the brokers.

     Under Delaware law and the Company's Restated Certificate of Incorporation, as amended, if a quorum is present at the Meeting, (a) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock is required to approve the proposed Capital Stock Charter Amendment, and (b) the affirmative vote of the majority of shares present in person or by Proxy at the Meeting and entitled to vote on the matter is required to approve (i) the proposed Stock Incentive Plan Amendment, and (ii) any other matter submitted to a vote of stockholders at the Meeting. Abstention from voting on the proposed Capital Stock Charter Amendment or the proposed Stock Incentive Plan Amendment will have the effect of voting against any such matter. Broker non-votes will have the effect of a vote against the Capital Stock Charter Amendment, but will not have the effect of a vote for or against the Stock Incentive Plan Amendment.

BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

     The following table sets forth, as of the Record Date, November 26, 1997, information concerning the beneficial ownership of the Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Common Stock, (ii) each director and nominee as director of the Company, (iii) each of the executive officers named in the Summary Compensation Table set forth below under the caption "Executive Compensation," and (iv) all directors and executive officers as a group.


                                                               AMOUNT AND
                                                                NATURE OF
                                                               BENEFICIAL
                                                              OWNERSHIP OF      PERCENT
                          NAME(1)                            COMMON STOCK(2)    OF CLASS
                          -------                            ---------------    --------
Cloyce A. Talbott
  2500 Towle Park Road
  Snyder, Texas 79549......................................      535,948          3.5%
A. Glenn Patterson.........................................       83,160(3)       *
Kenneth E. Davis...........................................       77,625(4)       *
Robert C. Gist.............................................       37,886(5)       *
Vincent A. Rossi, Jr.......................................       10,000(6)       *
James C. Brown.............................................       35,000(7)       *
All executive officers and directors as a group (6
  persons).................................................      779,619(8)       5.0%


---------------

 *  Less than 1%

(1) Each person named is an executive officer and/or director of the Company.

(2) Beneficial ownership includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of Common Stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options, but not deemed outstanding for computing the percentage ownership of any other person.


(3) Consists of shares purchasable under exercisable employee stock options. The number of shares stated in the table includes 30,000 shares underlying options exercised by Mr. Patterson after November 26, 1997, but before the date of this Proxy Statement. See "Executive Compensation -- Aggregate Option Exercises and Option Values at December 31, 1996," below.


(4) Includes 10,948 shares owned by the wife of Mr. Davis.

(5) Includes 12,000 shares purchasable under exercisable non-employee director stock options.

(6) Includes 10,000 shares purchasable under exercisable non-employee director stock options.


(7) Consists of shares purchasable under exercisable employee stock options. The number of shares stated in the table includes 30,000 shares underlying options exercised by Mr. Brown after November 26, 1997, but before the date of this Proxy Statement. See "Executive Compensation -- Aggregate Option Exercises and Option Values at December 31, 1996," below.



(8) Includes the 140,160 shares purchasable under exercisable employee and non-employee directors' stock options (see Notes 3, 5, 6 and 7 above).

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid or accrued during each of the years in the three-year period ended December 31, 1996, to the Company's Chief Executive Officer and to each of the other executive officers, each of whose total compensation exceeded $100,000 for the last fiscal year for services in his capacity as such.

                           SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                          ANNUAL COMPENSATION              COMPENSATION
                               -----------------------------------------      AWARDS
                                                            OTHER ANNUAL   -------------      ALL OTHER
 NAME AND PRINCIPAL POSITION   YEAR    SALARY     BONUS     COMPENSATION   STOCK OPTIONS   COMPENSATION(2)
 ---------------------------   ----   --------   --------   ------------   -------------   ---------------
Cloyce A. Talbott............  1996   $150,900   $    507     $   -0-            -0-           $4,605
Chairman of the Board/Chief    1995    125,000        507      15,000            -0-            3,053
Executive Officer              1994    125,000        -0-      15,000            -0-            4,620
A. Glenn Patterson...........  1996   $150,900   $    507     $   -0-            -0-           $4,693
President/Chief Operating      1995    125,000    115,507         -0-         70,000            3,623
Officer                        1994    125,000     60,507         -0-            -0-            4,620
James C. Brown...............  1996   $110,834   $    507     $   -0-            -0-           $2,780
Vice
  President -- Finance/Chief   1995     95,900        507         -0-         25,000            2,308
Financial Officer, Secretary   1994     92,917        -0-         -0-            -0-            2,323
and Treasurer

---------------

(1) The Company furnishes certain prerequisites and other personal benefits to its executive officers and certain of its other employees. These benefits include one or more of the following: The use of an automobile owned or leased by the Company; payment of annual country club dues and monthly charges, including personal meals; personal landscape and secretarial services through Company employees at the Company's expense. The value of these prerequisites and other personal benefits provided to an executive officer named in the table are reported for a year only if the aggregate value of such benefits exceeds the lesser of $50,000 or 10% of such executive officer's total salary and bonus disclosed in the table for the year reported.

(2) Represents Company contributions to the Patterson Energy, Inc. 401(k) Plan (the "Plan") for the account of the executive officers named in the table. The Plan became effective January 1, 1992. All employees of the Company who work 1,000 hours or more during the year, are at least 21 years of age, were employed on the last day of the year and have at least one year of service with the Company or its subsidiaries are eligible to participate in the Plan. The Company has no obligation to make contributions under the Plan; Company contributions are discretionary. Company contributions vest over a five-year period, based on credited years of service with the Company, and may be made either by (i) matching all or a portion of the respective participants' contributions to the Plan, or (ii) a profit sharing contribution to the accounts of participants which, are in turn allocated to the accounts of active participants in the same proportion that each active participant's compensation bears to the total compensation of all active participants for the plan year. Each of the executive officers named in the table are fully vested in the Plan.

     Pursuant to action taken by the Compensation Committee of the Board of Directors in October 1997, the base annual salary for each of Mr. Talbott and Mr. Patterson was increased from $150,000 to $290,000, and the base annual salary for Mr. Brown was increased from $133,000 to $175,000. The increases were effective October 16, 1997. The Compensation Committee of the Board believes, based in part on a study conducted for the Company by an outside consulting firm, that the increased salaries are more in line with base salaries being paid to executive officers of the Company's industry peer group.

OPTION GRANTS

     No options were granted during 1996 to any of the executive officers named in the Summary Compensation Table above. Options covering a total of 75,000 shares and 25,000 shares with a per share exercise price of $29.625 (fair market value on grant date) have been granted in 1997 to Mr. Patterson and to Mr. Brown, respectively, under the Company's 1993 Stock Incentive Plan. No additional options will be granted under this Plan to executive officers of the Company during 1997. See "Proposed Stock Incentive Plan Amendment."

AGGREGATED OPTION EXERCISES AND OPTION VALUES AT DECEMBER 31, 1996

     The following table sets forth information concerning the fiscal year-end value of unexercised options held by each of the executive officers named in the Summary Compensation Table above, other than Cloyce A. Talbott. No options have been granted to Mr. Talbott. No options were exercised by either of the named persons during 1996.

                          AGGREGATED OPTION EXERCISES
                        FOR YEAR ENDED DECEMBER 31, 1996
                           AND YEAR-END OPTION VALUES

                                                           NUMBER OF SHARES            VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                           SHARES                      OPTIONS AT YEAR END(#)(1)         AT YEAR-END($)(2)
                         ACQUIRED ON       VALUE      ---------------------------   ---------------------------
         NAME           EXERCISE (#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----           -------------   -----------   -----------   -------------   -----------   -------------
A. Glenn Patterson....       -0-            -0-         45,440         94,560        $335,040       $752,460
James C. Brown........       -0-            -0-         20,000         30,000        $164,000       $246,000

---------------

(1) The total number of unexercised options held as of December 31, 1996, separated between those options that were exercisable and those options that were not exercisable.

(2) Calculated by subtracting actual option exercise price from market price at year end ($25.75 per share) and multiplying the difference by the number of shares in each category.


     During 1997: (i) Mr. Patterson exercised options covering a total of 30,000 shares with a total value realized of approximately $1,601,250 (last reported sales price of the Company's Common Stock on the Nasdaq National Market on the day immediately preceding the date of exercise ($57.00 per share), less option exercise price), and (ii) Mr. Brown exercised options covering a total of 30,000 shares with a total value realized of approximately $1,011,000 (last reported sales price of the Company's Common Stock on the Nasdaq National Market on the day immediately preceding the date of exercise ($38.375 per share), less option exercise price). Both of the option exercises occurred after November 26, 1997, the Record Date for the Meeting. No other options granted to date under the Company's employee stock option plan have been exercised by executive officers of the Company.


DIRECTOR COMPENSATION

     Each non-employee director of the Company receives a $1,000 per month fee as partial compensation for services as board members. In addition, pursuant to the Company's Non-Employee Directors' Stock Option Plan, each non-employee director is automatically granted options to purchase 10,000 shares at the time he becomes a director and, thereafter, options to purchase an additional 2,000 shares for each subsequent year that he serves up to a maximum of 20,000 shares per director. The exercise price for each such option is the fair market value of the Common Stock on the date of grant.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     None of the executive officers named in the Summary Compensation Table above has an employment or severance agreement or any plan or arrangement providing compensation in the event of a change in control of the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Kenneth E. Davis and Robert C. Gist served as members of the Compensation Committee during calendar 1996, and continue as members in 1997. Vincent A. Rossi, Jr. was appointed to the Compensation Committee by the Board of Directors in July 1997. Mr. Davis has not served as officer of the Company since June 1993, when he resigned as Treasurer. Mr. Gist has never served as an officer, but has been paid a monthly retainer of $1,000 since 1993 for legal and consulting services. The Company also pays premiums for Mr. Gist's family health insurance coverage, $4,595 during 1996. Mr. Rossi has never served as an officer of the Company.

                    PROPOSED CAPITAL STOCK CHARTER AMENDMENT
                           (PROPOSAL 1 ON PROXY CARD)


     The Capital Stock Charter Amendment, if adopted by the stockholders of the Company at the Meeting, would increase the number of authorized shares of Patterson Common Stock from 18,000,000 shares to 50,000,000 shares. The Company's Board of Directors has unanimously approved a two-for-one stock split ("Stock Split") of the Common Stock, subject to the approval of the Capital Stock Charter Amendment at the Meeting. Subject to this approval, the Board has authorized the issuance to stockholders of record on January 9, 1998, of one additional share of Common Stock for each outstanding share of Common Stock. The following table sets forth the respective number of authorized, issued and outstanding, and reserved shares of Common Stock on November 26, 1997, the Record Date for the Meeting, and as adjusted to give effect to the respective number of shares of Common Stock that would be authorized, issued and outstanding, and reserved, if the Capital Stock Charter Amendment and the Stock Incentive Plan Amendment were approved at the Meeting.



                                                                  NUMBER OF SHARES
                                                              -------------------------
                                                                ACTUAL      AS ADJUSTED
                                                              ----------    -----------
Authorized..................................................  18,000,000    50,000,000
Issued and outstanding......................................  15,411,337    15,411,337
Reserved:
  Patterson stock options and warrants......................     720,124     1,420,124
  Two-for-one stock split...................................          --    16,831,461(1)
Unissued and unreserved.....................................   1,868,539    16,337,078


---------------


(1) Assumes that the number of shares of Common Stock issued and outstanding on the Record Date for the Meeting (15,411,337 shares) does not change prior to the date the Stock Split is effected.



     If the stockholders of the Company approve the Capital Stock Charter Amendment and the Stock Incentive Plan Amendment at the Meeting, the Company, immediately following the Meeting and assuming no other issuances of Common Stock prior to the Meeting, would have 16,337,078 unissued and unreserved shares of the then authorized 50,000,000 shares of Common Stock. If the Stock Incentive Plan Amendment is not approved but the Capital Stock Charter Amendment is approved, the number of such unissued and unreserved shares of Common Stock would be 17,737,078 shares. The unissued and unreserved shares would be available for issuance from time to time as may be necessary in connection with future financings, acquisitions of other companies, stock dividends, stock splits, other distributions, stock option plans and other employee benefit plans or other corporate purposes. The Company currently has no plans to issue any of these unissued and unreserved shares.


     Under Delaware law, the Board of Directors of the Company generally may issue authorized but unissued shares of Common Stock without stockholder approval. The Company's Board does not currently intend to seek stockholder approval prior to any future issuance of the shares, except to the extent otherwise required by the Company's Restated Certificate of Incorporation, by law or by the Nasdaq National Market or any securities exchange on which the Common Stock may be listed at that time. The authorization of additional shares of Common Stock will enable the Company, as the need may arise, to take timely advantage of market conditions and the availability of favorable opportunities without the delay and expense associated with the holding of a special meeting of its stockholders or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. The Board of Directors does not intend to issue any shares of Common Stock except on terms which the Board deems to be in the best interest of the Company and its stockholders. Existing stockholders of the Company will have no preemptive rights to purchase any shares of Common Stock issued in the future.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE CAPITAL STOCK CHARTER AMENDMENT. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                    PROPOSED STOCK INCENTIVE PLAN AMENDMENT
                           (PROPOSAL 2 ON PROXY CARD)

     The Board of Directors of the Company, subject to approval of stockholders at the Meeting, has increased the number of shares of the Company's Common Stock reserved for issuance under the Company's 1993 Stock Incentive Plan (referred to herein as "Stock Incentive Plan") from 700,000 shares to 1,400,000 shares. The purpose of the Stock Incentive Plan is to provide continuing incentives to the key employees of the Company and its subsidiaries, which may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Compensation Committee) and officers of the Company. The effect of the increase in the number of shares reserved for issuance under the Stock Incentive Plan is to allow the Company to grant additional awards of stock options and restricted stock from time to time and thereby augment its program of providing incentives to key employees.

     The following is a brief summary of the material provisions of the Stock Incentive Plan as proposed to be amended. This summary is qualified in its entirety by reference to the complete text of the Stock Incentive Plan, as amended, a full copy of which is attached to this Proxy Statement as Appendix A.

     Types of Awards. Under the Stock Incentive Plan, the Company may grant awards of stock options and restricted stock or any combination thereof to its key employees and to the key employees of its subsidiaries.

     Administration. The Stock Incentive Plan is administered by the Compensation Committee of the Board of Directors composed of no fewer than two disinterested members. Subject to the terms of the Stock Incentive Plan, the Compensation Committee determines, among other matters, persons to whom awards are granted, type of award granted, number of shares granted, vesting schedule, employment requirements or performance goals relating to restricted stock awards, type of consideration to be paid to the Company for restricted stock or upon exercise of options and the terms of any option (which cannot exceed ten years).

     Stock Option Terms. Under the stock option component of the Stock Incentive Plan, the Company may grant both incentive stock options ("incentive stock options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and options which are not qualified as incentive stock options ("nonqualified options"). Incentive stock options may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant. The exercise price of incentive stock options granted to holders of more than 10% of the Common Stock must be at least 110% of the fair market value of the Common Stock on the date of grant, and the term of these options cannot exceed five years. The exercise price of non-qualified stock options will be determined by the Compensation Committee on the date of grant, but may not be less than 85% of the fair market value of the Common Stock on that date.

     Options granted under the Stock Incentive Plan are not transferable, otherwise than by will or the laws of descent and distribution, and during the lifetime of the optionholder, options are exercisable only by such optionholder. In addition, outstanding options may not be exercised more than three months (but in no event beyond the expiration date of the option) after the optionholder ceases to be an employee of the Company, except that in the event of the death or permanent and total disability of the optionholder, the option may be exercised by the holder (or his estate, as the case may be), until the first to occur of the expiration of the option period or the expiration of one year after the date of death or permanent or total disability. The exercise price may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise), by delivery of a promissory note or by a combination of such means of payment, as may be determined by the Compensation Committee.

     Restricted Stock Terms. Under the restricted stock component of the Stock Incentive Plan, the Company may, in selected cases, issue to a plan participant a given number of shares of restricted stock. Restricted stock under the Stock Incentive Plan is Common Stock restricted as to sale pending fulfillment of such vesting schedule, employment requirements or performance goals as the Compensation Committee shall determine. The purchase price, if any, for restricted stock will be specified by the Compensation Committee. Prior to lifting of the restrictions, the participant will nevertheless be entitled to receive distributions in liquidation and dividends on, and to vote the shares of, the restricted stock. The Stock Incentive Plan provides for forfeiture of restricted stock for breach of conditions of grant.

     Change in Control; Adjustment in Number of Option Shares. Upon a change in control (as defined in the Stock Incentive Plan) of the Company, all stock options granted under the Stock Incentive Plan will become exercisable in full, and all restricted stock grants will become immediately vested and any applicable restrictions will lapse. Also, in the event the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another company, whether as a result of a stock split, stock dividend, combination or exchange of shares, merger or otherwise, each share subject to an unexercised option will be substituted for the number and kind of shares of stock into which each share of outstanding Common Stock is to be changed or for which each such share is to be exchanged and the option price will be increased or decreased proportionately.

     Amendments. The Board of Directors may at any time and from time to time alter, amendment, suspend or discontinue the Stock Incentive Plan, except no such action may be taken without stockholder approval which materially increases the benefits to participants, materially increases the number of shares to be issued, materially extends the period for granting awards, or materially modifies the requirements as to eligibility. In addition, no such action may be taken which adversely affects the rights of a participant without his consent.

     Federal Income Tax Consequences -- Stock Options. Neither the Company nor the optionee will recognize taxable income or deduction for federal income tax purposes from the grant or exercise of an incentive stock option. When an optionee sells stock acquired upon exercise of an incentive stock option, the tax consequences to the optionee will depend upon the length of time that the optionee has owned the stock and the length of time that has elapsed since the option was granted. If at least two years have elapsed since the date the option was granted (the "Grant Date") and the optionee has held the stock for at least one year from the date the option was exercised (the "Exercise Date"), then the optionee will recognize capital gain in an amount equal to the excess of the sale price of the stock over the exercise price. The capital gain recognized will be long-term capital gain if the optionee has held the stock for more than 18 months and will be mid-term gain if the optionee has held the stock for more than one year but not more than 18 months. If the optionee sells the stock before the later of the expiration of two years after the Grant Date or one year after the Exercise Date, then the excess of the fair market value of the stock at the time of exercise over the exercise price will be taxable to the optionee as ordinary income and the Company will generally be entitled to a deduction equal to the amount of ordinary income recognized by the optionee if the Company timely satisfies the applicable tax reporting requirements and if the amount qualifies as an ordinary and necessary business expense of the Company. Even though the optionee may not recognize taxable income for federal income tax purposes upon the exercise of an incentive stock option, the difference between the exercise price and fair market value of the shares at the time of exercise gives rise to an adjustment in calculating alternative minimum taxable income.

     Neither the Company nor the optionee will recognize taxable income or deduction from the grant of a non-qualified stock option. At the time of exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock. The Company will be entitled to a deduction for tax purposes in an amount equal to the ordinary income recognized by the optionee, if the Company complies with applicable tax reporting requirements and if the amount qualifies as an ordinary and necessary business expense of the Company.

     Federal Income Tax Consequences -- Restricted Stock. If a participant in the Stock Incentive Plan receives a grant of restricted stock, the federal income tax consequences will depend on the nature of the restrictions. In general, the fair market value of the restricted stock will not be taxable to the recipient until the year in which the restricted stock is freely transferable or is no longer subject to a substantial risk of forfeiture. At that time, the current fair market value of the restricted stock will be treated as ordinary income to the recipient. The recipient may elect, however, to recognize income when the restricted stock is received, rather than when the restricted stock is freely transferable or is no longer subject to a substantial risk of forfeiture. If the recipient makes this election, the amount taxed to the recipient as ordinary income will be determined as of the date of receipt of the restricted stock. After the recipient recognizes ordinary income on the restricted stock, the tax basis of the restricted stock will be the fair market value thereof on the date the ordinary income was recognized. If an individual disposes of restricted stock, the individual will recognize gain (or, under certain conditions, loss) in the year of such disposition equal to the difference between (a) any amount realized on the disposition and (b) the adjusted tax basis in the restricted stock disposed of. If the restricted stock was a capital asset in the hands of the individual, the gain (or loss) will be:
(a) long-term capital gain (or loss) if more than 18 months have elapsed between the date income was recognized and the date of disposition; (b) mid-term gain (or loss) if more than one year, but not more than 18 months, have elapsed between the date income was recognized and the date of disposition; and (c) short-term capital gain (or loss) if 12 months or less have elapsed between the date income was recognized and the date of disposition.

     In general, when an individual recognizes ordinary income with respect to shares acquired as a result of a grant of restricted stock, the Company will be entitled to an income tax deduction in an amount equal to the ordinary income recognized by the individual, provided that all applicable tax reporting requirements are satisfied and that the amount qualifies as an ordinary and necessary business expense of the Company.

     Option Grants. As of November 18, 1997, options to purchase a total of 648,000 shares had been granted under the Stock Incentive Plan. Of those options: (i) options covering 215,000 shares and 75,000 shares were granted to
A. Glenn Patterson, President and Chief Operating Officer, and to James C. Brown, Vice President and Chief Financial Officer, respectively, at exercise prices ranging from $3.625 to $29.625; (ii) options covering 290,000 shares were granted to all executive officers as a group at exercise prices ranging from $3.625 to $29.625; and (iii) options to purchase 358,000 shares were granted to all employees, including all current officers who were not executive officers at exercise prices ranging from $3.625 to $29.625. Each of the options has or had a ten-year term and vests or vested in equal annual increments of 20% beginning on the date of grant and continuing on each succeeding anniversary date. Of the total options granted, options to purchase 79,700 shares had been exercised as of November 18, 1997.

     On November 18, 1997, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $42.78 per share.

     Vote Required for Approval. Approval of the Stock Incentive Plan Amendment requires the affirmative vote of the holders of a majority of the Common Stock present, or represented, and entitled to vote at the Meeting, assuming the presence of a quorum. Each share of Common Stock is entitled to one vote.

     Stockholders should note that because employee directors (subject to re-election and stockholder approval) have received and may in the future receive stock options under the Stock Incentive Plan, the current employee directors of the Company have a personal interest in the proposal and its approval by stockholders. However, the members of the Board of Directors believe that the amendment is in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE STOCK INCENTIVE PLAN AMENDMENT. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THE PROXY.

                     COST AND METHOD OF PROXY SOLICITATION

     The accompanying Proxy is being solicited on behalf of the Board of Directors of the Company. All expenses for soliciting Proxies, including the expense of preparing, printing and mailing the form of Proxy and the material used in the solicitation thereof, will be borne by the Company. In addition to the use of the mail, Proxies may be solicited by personal interview, telephone and telegram by directors and regular officers and employees of the Company. Such persons will receive no additional compensation for such services. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, Georgeson & Company, Inc., New York, New York, will assist in the solicitation of proxies by the Company for fees of $8,500, plus reimbursement of out-of-pocket expense.

                      DEADLINE FOR RECEIPT OF STOCKHOLDER
                       PROPOSALS FOR 1998 ANNUAL MEETING

     Any proposals that stockholders of the Company desire to have presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than December 31, 1997.

SNYDER, TEXAS

DECEMBER 2, 1997

                                                                      APPENDIX A


                            PATTERSON ENERGY, INC.,
                     1993 STOCK INCENTIVE PLAN, AS AMENDED

     1. General. This Stock Incentive Plan (the "Plan") provides eligible employees of Patterson Energy, Inc., (the "Company") with the opportunity to acquire or expand their equity interest in the Company by making available for award or purchase Common Shares, par value $0.01, of the Company ("Common Shares"), through the granting of nontransferable options to purchase Common Shares ("Stock Options") and the granting of Common Shares subject to temporal restrictions on transfer and substantial risks of forfeiture ("Restricted Stock"). Stock Options and Restricted Stock shall be collectively referred to herein as "Grants"; an individual grant of Stock Options or Restricted Stock shall be individually referred to herein as a "Grant." It is intended that key employees may be granted, simultaneously or from time to time, Stock Options that qualify as incentive stock options ("Incentive Stock Options") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or Stock Options that do not so qualify ("Non-qualified Stock Options"). No provision of the Plan is intended or shall be construed to grant employees alternative rights in any Incentive Stock Option granted under the Plan so as to prevent such Option from qualifying under Section 422 of the Code.

     2. Purpose of the Plan. The purpose of the Plan is to provide continuing incentives to key employees of the Company and of any subsidiary corporation of the Company, by encouraging such key employees to acquire new or additional share ownership in the Company, thereby increasing their proprietary interest in the Company's business and enhancing their personal interest in the Company's success.

     For purposes of the Plan, a "subsidiary corporation" consists of any corporation at least fifty percent (50%) of the stock of which is directly or indirectly owned or controlled by the Company.

     3. Effective Date of the Plan. The Plan shall become effective upon its adoption by the Board of Directors, subject to approval by holders of a majority of the outstanding shares of voting capital stock of the Company. If the Plan is not so approved within twelve (12) months after the date the Plan is adopted by the Board of Directors, the Plan and any Grants made hereunder shall be null and void. However, if the Plan is so approved, no further shareholder approval shall be required with respect to the making of Grants pursuant to the Plan, except as provided in Section 11 hereof.

     4. Administration of the Plan. The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company, or by any other committee selected by such Board of Directors by majority vote and composed of no fewer than two (2) members of such Board of Directors (the "Committee"). No person shall be appointed to the Committee who, during the one-year period immediately preceding such person's appointment to the Committee, has received any Grants under the Plan or any similar stock option or stock incentive plan, other than a formula-based plan, maintained by the Company or any subsidiary corporation. A member of the Committee shall not be eligible to participate in this Plan while serving on the Committee.

     A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present (or acts unanimously approved in writing by the members of the Committee) shall constitute binding acts of the Committee.

     Subject to the terms and conditions of the Plan, the Committee shall be authorized and empowered:

          (a) To select the key employees to whom Grants may be made;

          (b) To determine the number of Common Shares to be covered by any Grant;

          (c) To prescribe the terms and conditions of any Grants made under the Plan, and the form(s) and agreement(s) used in connection with such Grants, which shall include agreements governing the granting of Restricted Stock and/or Stock Options;

          (d) To determine the time or times when Stock Options will be granted and when they will terminate in whole or in part;

          (e) To determine the time or times when Stock Options that are granted may be exercised;

          (f) To determine, at the time a Stock Option is granted under the Plan, whether such Option is an Incentive Stock Option entitled to the benefits of Section 422 of the Code; and

          (g) To establish any other Stock Option agreement provisions not inconsistent with the terms and conditions of the Plan or, where the Stock Option is an Incentive Stock Option, with the terms and conditions of
     Section 422 of the Code.

     5. Employees Eligible for Grants. Grants may be made from time to time to those key employees of the Company or a subsidiary corporation, who are designated by the Committee in its sole and exclusive discretion. Key employees may include, but shall not necessarily be limited to, members of the Board of Directors (excluding members of the Committee), and officers, of the Company and any subsidiary corporation; however, Stock Options intended to qualify as Incentive Stock Options shall only be granted to key employees while actually employed by the Company or a subsidiary corporation. The Committee may grant more than one Stock Option to the same key employee. No Stock Option shall be granted to any key employee during any period of time when such key employee is on a leave of absence.

     6. Shares Subject to the Plan. The shares to be issued pursuant to any Grant made under the Plan shall be Common Shares. Either Common Shares held as treasury stock, or authorized and unissued Common Shares, or both, may be so issued, in such amount or amounts within the maximum limits of the Plan as the Board of Directors shall from time to time determine.


     Subject to the provisions of the next succeeding paragraph of this Section 6, the aggregate number of Common Shares that can be actually issued under the Plan (exclusive of Restricted Stock forfeited under the Plan before the holder thereof received any benefits of ownership, such as dividends) shall be one million four hundred thousand (1,400,000) Common Shares. The number of Common Shares that are subject to Grants under this Plan that are forfeited, surrendered or terminated, expire unexercised, are settled in cash in lieu of Common Shares or in a manner such that all or some of the shares covered by a Grant are not issued to an optionee or are exchanged for rights that do not involve the issuance of Common Shares shall again immediately become available for Grants hereunder.


     If, at any time subsequent to the date of adoption of the Plan by the Board of Directors, the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise): (i) there shall automatically be substituted for each Common Share subject to an unexercised Stock Option (in whole or in part) granted under the Plan, the number and kind of shares of stock or other securities into which each outstanding Common Share shall be changed or for which each such Common Share shall be exchanged; (ii) the option price per Common Share or unit of securities shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to a Stock Option shall remain the same as immediately prior to such event; and
(iii) any outstanding Restricted Stock that is converted, exchanged or otherwise changed into a different number or kind of stock or security, shall continue to be subject to any and all terms, conditions and restrictions originally applicable to such Restricted Stock. In addition to the foregoing, the Committee shall be entitled, in the event the number of Common Shares are increased or decreased, or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether as a result of a stock split, stock dividend, combination, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or otherwise), to make other adjustments to the securities subject to a Stock Option, the provisions of the Plan, and to any related Stock Option agreements (including adjustments which may provide for the elimination of fractional shares), where necessary to preserve the terms and conditions of any Grants hereunder.

     7. Stock Option Provisions.

     (a) General. The Committee may grant to key employees (also referred to as "optionees") nontransferable Stock Options that either qualify as Incentive Stock Options under Section 422 of the Code or do not so qualify. However, any Stock Option which is an Incentive Stock Option shall only be granted within 10 years from the earlier of (i) the date this Plan is adopted by the Board of Directors of the Company; or (ii) the date this Plan is approved by the shareholders of the Company.

     (b) Stock Option Price. The option price per Common Share which may be purchased under an Incentive Stock Option under the Plan shall be determined by the Committee at the time of Grant, but shall not be less than one hundred percent (100%) of the fair market value of a Common Share, determined as of the date such Option is granted; however, if a key employee to whom an Incentive Stock Option is granted is, at the time of the grant of such Option, an "owner," as defined in Section 422(b)(6) of the Code (modified as provided in Section 424(d) of the Code) of more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (a "Substantial Shareholder"), the price per Common Share of such Option, as determined by the Committee, shall not be less than one hundred ten percent (110%) of the fair market value of a Common Share on the date such Option is granted. The option price per Common Share under each Stock Option granted pursuant to the Plan which is not an Incentive Stock Option shall be determined by the Committee at the time of Grant, but shall not be less than 85% of the market value of the Common Stock at the time of Grant. Except as specifically provided above, the fair market value of a Common Share shall be determined in accordance with procedures to be established by the Committee. The day on which the Committee approves the granting of a Stock Option shall be considered the date on which such Option is granted.

     (c) Period of Stock Option. The Committee shall determine when each Stock Option is to expire. However, no Stock Option shall be exercisable for a period of more than ten (10) years from the date upon which such Option is granted. Further, no Incentive Stock Option granted to an employee who is a Substantial Shareholder at the time of the grant of such Option shall be exercisable after the expiration of (5) years from the date of grant of such Option.

     (d) Limitation on Exercise and Transfer of Stock Options. Only the key employee to whom a Stock Option is granted may exercise such Option, except where a guardian or other legal representative has been duly appointed for such employee, and except as otherwise provided in the case of such employee's death. No Stock Option granted hereunder shall be transferable by an optionee other than by will or the laws of descent and distribution. No Stock Option granted hereunder may be pledged or hypothecated, nor shall any such Option be subject to execution, attachment or similar process.

     (e) Employment, Holding Period Requirements For Certain Options. The Committee may condition any Stock Option granted hereunder upon the continued employment of the optionee by the Company or by a subsidiary corporation, and may make any such Stock Option immediately exercisable. However, the Committee will require that, from and after the date of grant of any Incentive Stock Option granted hereunder until the day three (3) months prior to the date such Option is exercised, such optionee must be an employee of the Company or of a subsidiary corporation, but always subject to the right of the Company or any such subsidiary corporation to terminate such optionee's employment during such period. Each Stock Option shall be subject to such additional restrictions as to the time and method of exercise as shall be prescribed by the Committee. Upon completion of such requirements, if any, a Stock Option or the appropriate portion thereof may be exercised in whole or in part from time to time during the option period; however, such exercise right(s) shall be limited to whole shares.

     (f) Payment for Stock Option Price. A Stock Option shall be exercised by an optionee giving written notice to the Company of his intention to exercise the same, accompanied by full payment of the purchase price in cash or by check, or, with the consent of the Committee, in whole or in part with a promissory note or with a surrender of Common Shares having a fair market value on the date of exercise equal to that portion of the purchase price for which payment in cash or check is not made. The Committee may, in its sole discretion, approve other methods of exercise for a Stock Option or payment of the option price, provided that no such method shall cause any option granted under the Plan as an Incentive Stock Option to not qualify under Section 422 of the Code, or cause any Common Share issued in connection with the exercise of an option not to be a fully paid and non-assessable Common Share.

     (g) Certain Reissuances of Stock Options. To the extent Common Shares are surrendered by an optionee in connection with the exercise of a Stock Option in accordance with Section 7(f), the Committee may in its sole discretion grant new Stock Options to such optionee (to the extent Common Shares remain available for Grants), subject to the following terms and conditions:

          (i) The number of Common Shares shall be equal to the number of Common Shares being surrendered by the optionee;

          (ii) The option price per Common Share shall be equal to the fair market value of Common Shares, determined on the date of exercise of the Stock Options whose exercise caused such Grant; and

          (iii) The terms and conditions of such Stock Options shall in all other respects replicate such terms and conditions of the Stock Options whose exercise caused such Grant, except to the extent such terms and conditions are determined to not be wholly consistent with the general provisions of this Section 7, or in conflict with the remaining provisions of this Plan.

     (h) Limitation on Exercisable Incentive Stock Options. The aggregate fair market value of the Common Shares first becoming subject to exercise as Incentive Stock Options by a key employee during any given calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). Such aggregate fair market value shall be determined as of the date such Option is granted, taking into account, in the order in which granted, any other incentive stock options granted by the Company, or by a parent or subsidiary thereof.

     8. Restricted Stock.

     (a) Grant. The Committee shall determine the key employees to whom, and the time or times at which, Grants of Restricted Stock will be made, the number of shares of Restricted Stock to be granted, the price (if any) to be paid by such key employees (subject to Section 8(b)), the time or times within which such Restricted Stock grants may be subject to forfeiture, and the other terms and conditions of the grants in addition to those set forth in Section 8(b). The Committee may condition the grant of Restricted Stock upon the attainment of specified vesting schedules, employment requirements or performance goals or such other factors as the Committee may determine in its sole discretion.

     (b) Terms and Conditions. Restricted Stock granted under the Plan shall contain any terms and conditions, not inconsistent with the provisions of the Plan, which are deemed desirable by the Committee. A key employee who receives a grant of Restricted Stock shall not have any rights with respect to such Grant, unless and until such key employee has executed an agreement evidencing such Grant in the form approved from time to time by the Committee, has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Grant. In addition, Restricted Stock granted under the Plan shall be subject to the following terms and conditions:


          (i) The purchase price for Common Shares consisting of Restricted Stock, if any, will be specified by the Committee.



          (ii) Grants of Restricted Stock shall only be accepted by executing a Restricted Stock agreement and paying, in cash or by check, whatever price (if any) is required under Section 8(b)(i).



          (iii) Each key employee granted Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such key employee, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Grant.


          (iv) Any stock certificates evidencing Common Shares consisting of Restricted Stock shall either (A) be held in custody by the Company until the employment and other restrictions thereon shall all have lapsed; or (B) be affixed with a legend, identifying such Shares as Restricted Stock and expressly prohibiting the sale, transfer, tender, pledge, assignment or encumbrance of such Shares, as the Committee shall determine. With respect to any Restricted Stock held in custody by the Company, the key employee granted such Restricted Stock shall deliver to the Company a stock power, endorsed in blank, relating to the Common Shares represented by such Stock. With respect to any Restricted Stock held by a key employee under legend, the key employee granted such Restricted Stock shall deliver to the Company an acknowledgement that such Stock remains subject to a substantial risk of forfeiture in the event of termination of employment under certain circumstances, and that the certificates representing ownership of such Stock will be surrendered to the Company immediately upon any such termination of employment.



          (v) Subject to the provisions of the Plan and the Restricted Stock agreement, during a temporal period set by the Committee and commencing with the date of such Grant (the "Restriction Period"), a key employee shall not be permitted to sell, transfer, tender, pledge, assign or otherwise encumber any Restricted Stock granted under the Plan. However, the Committee, in its sole discretion, may provide for the lapse of such transfer or other restrictions in installments, or accelerate or waive such restrictions in whole or in part, based on service, performance or other factors and criteria selected by the Committee.



          (vi) Except as provided in this Section 8(b)(vi) and Section 8(b)(v), a key employee shall have, with respect to shares of Restricted Stock granted to him, all of the rights of a shareholder of the Company, including the right to vote such Stock and the right to receive any dividends thereon. The Committee, in its sole discretion and as determined at the time of a Grant of Restricted Stock, may permit or require cash dividends otherwise due and payable to be deferred and, if the Committee so determines, reinvested either in additional Restricted Stock (to the extent Common Shares are available), or otherwise. Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock. As Restricted Stock, such additional Common Shares will be subject to the same restrictions, terms and conditions applicable to the Restricted Stock with respect to which such additional Common Shares were issued.



          (vii) No Restricted Stock shall be transferable by a key employee other than by will or by the laws of descent and distribution.



          (viii) In the event Restricted Stock is forfeited by a key employee, the Company will refund to such key employee any payment(s) made by such key employee to purchase such Stock, promptly upon such forfeiture (and any corresponding surrender of stock certificates).


     (c) Minimum Value Provisions. To ensure that Grants of Restricted Stock actually reflect the performance of the Company and service of the key employee, the Committee may provide, in its sole discretion, for a tandem performance-based award, or other grant, designed to guarantee a minimum value, payable in cash or Common Shares, to the recipient of a Restricted Stock Grant, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

     9. Termination of Employment. If a key employee ceases to be an employee of the Company and every subsidiary corporation, for a reason other than death, retirement, or permanent and total disability, his Grants shall, unless extended by the Committee on or before his date of termination of employment, terminate on the effective date of such termination of employment. Neither the key employee nor any other person shall have any right after such date to exercise all or any part of his Stock Options, and all Restricted Stock which is not vested or otherwise subject to restriction shall thereupon be forfeited, and/or declared void and without value.

     If termination of employment is due to death or permanent and total disability, then outstanding Stock Options may be exercised within the one (1) year period ending on the anniversary of such death or permanent and total disability. In the case of death, such outstanding Stock Options shall be exercised by such key employee's estate, or the person designated by such key employee by will, or as otherwise designated by the laws of descent and distribution. Notwithstanding the foregoing, in no event shall any Stock Option be exercisable after the expiration of the option period, and in the case of exercises made after a key employee's death, not to any greater extent than the key employee would have been entitled to exercise such Option at the time of his death. Restricted Stock held by a key employee whose employment by the Company or any subsidiary corporation terminates by reason of death shall thereupon vest and all restrictions and risks of forfeiture thereon shall thereupon lapse.

     Subject to the discretion of the Committee, in the event a key employee terminates employment with the Company and all subsidiary corporations because of normal or early retirement, or, in the case of Restricted Stock, permanent and total disability, (a) any then-outstanding Stock Options held by such key employee shall lapse at the earlier of the end of the term of such Stock Option or three (3) months after such retirement or permanent and total disability; and
(b) any Restricted Stock held by such key employee shall thereafter vest and any applicable restrictions shall lapse, to the extent such Restricted Stock would have become vested or no longer subject to restriction within one year from the time of termination had the key employee continued to fulfill all of the conditions of the Restricted Stock during such period (or on such accelerated basis as the Committee may determine at or after date of Grant).

     In the event an employee of the Company or one of its subsidiary corporations is granted a leave of absence by the Company or such subsidiary corporation to enter military service or because of sickness, his employment with the Company or such subsidiary corporation shall not be considered terminated, and he shall be deemed an employee of the Company or such subsidiary corporation during such leave of absence or any extension thereof granted by the Company or such subsidiary corporation.

     10. Change of Control. Upon the occurrence of a Change of Control (as defined below), notwithstanding any other provisions hereof or of any agreement to the contrary, all Stock Options granted under this Plan shall become immediately exercisable in full and all Restricted Stock grants shall become immediately vested and any applicable restrictions shall lapse.

     For purposes of this Plan, a Change of Control shall be deemed to have occurred if: (i) a tender offer shall be made and consummated for the ownership of 25% or more of the outstanding voting securities of the Company; (ii) the Company shall be merged or consolidated with another corporation and, as a result of such merger or consolidation, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the former shareholders of the Company as the same shall have existed immediately prior to such merger or consolidation; or (iii) the Company shall sell substantially all of its assets to another corporation which is not a wholly owned subsidiary; or (iv) a person, within the meaning of Section 3(a)(9) or of Section 13(d)(3) (as in effect on the date hereof) of the Exchange Act, shall acquire, other than by reason of inheritance, twenty-five percent (25%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record). In making any such determination, transfers made by a person to an affiliate of such person (as determined by the Board of Directors of the Company), whether by gift, devise or otherwise, shall not be taken into account. For purposes of this Plan, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) as in effect on the date hereof pursuant to the Exchange Act.

     Notwithstanding the provisions of subparagraph (iv) of this Section 10, "person" as used in that subparagraph shall not include any holder who was the beneficial owner of more than ten percent (10%) of the voting securities of the company on the date the Plan was adopted by the Board of Directors.

     11. Amendments to Plan. The Committee is authorized to interpret this Plan and from time to time adopt any rules and regulations for carrying out this Plan that it may deem advisable. Subject to the approval of the Board of Directors of the Company, the Committee may at any time amend, modify, suspend or terminate this Plan. In no event, however, without the approval of shareholders, shall any action of the Committee or the Board of Directors result in:

          (a) Materially amending, modifying or altering the eligibility requirements provided in Section 5 hereof;

          (b) Materially increasing, except as provided in Section 6 hereof, the maximum number of shares subject to Grants; or

          (c) Materially increasing the benefits accruing to participants under this Plan;

except to conform this Plan and any agreements made hereunder to changes in the Code or governing law.

     12. Investment Representation, Approvals and Listing. The Committee may, if it deems appropriate, condition its grant of any Stock Option hereunder upon receipt of the following investment representation from the optionee:

          "I agree that any Common Shares of Patterson Energy, Inc., which I may acquire by virtue of this Stock Option shall be acquired for investment purposes only and not with a view to distribution or resale, and may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed of by me unless (i) a registration statement or post-effective amendment to a registration statement under the Securities Act of 1933, as amended, with respect to said Common Shares has become effective so as to permit the sale or other disposition of said shares by me; or (ii) there is presented to Patterson Energy, Inc., an opinion of counsel satisfactory to Patterson Energy, Inc., to the effect that the sale or other proposed disposition of said Common Shares by me may lawfully be made otherwise than pursuant to an effective registration statement or post-effective amendment to a registration statement relating to the said shares under the Securities Act of 1933, as amended."

     The Company shall not be required to issue any certificate or certificates for Common Shares upon the exercise of any Stock Option granted under this Plan prior to (i) the obtaining of any approval from any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable; (ii) the admission of such shares to listing on any national securities exchange on which the Common Shares may be listed; (iii) the completion of any registration or other qualifications of the Common Shares under any state or federal law or ruling or regulations of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable or the determination by the Committee, in its sole discretion, that any registration or other qualification of the Common Shares is not necessary or advisable; and (iv) the obtaining of an investment representation from the optionee in the form stated above or in such other form as the Committee, in its sole discretion, shall determine to be adequate.

     13. General Provisions. The form and substance of Stock Option agreements and Restricted Stock agreements made hereunder, whether granted at the same or different times, need not be identical. Nothing in this Plan or in any agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiary corporations, to be entitled to any remuneration or benefits not set forth in this Plan or such Grant, or to interfere with or limit the right of the Company or any subsidiary corporation to terminate his employment at any time, with or without cause. Nothing contained in this Plan or in any Stock Option agreement shall be construed as entitling any optionee to any rights of a shareholder as a result of the grant of a Stock Option, until such time as Common Shares are actually issued to such optionee pursuant to the exercise of such Option. This Plan may be assumed by the successors and assigns of the Company. The liability of the Company under this Plan and any sale made hereunder is limited to the obligations set forth herein with respect to such sale and no term or provision of this Plan shall be construed to impose any liability on the Company in favor of any employee with respect to any loss, cost or expense which the employee may incur in connection with or arising out of any transaction in connection with this Plan. The cash proceeds received by the Company from the issuance of Common Shares pursuant to this Plan will be used for general corporate purposes. The expense of administering this Plan shall be borne by the Company. The captions and section numbers appearing in this Plan are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Plan.

     14. Termination of This Plan. This Plan shall terminate on August 23, 2003, and thereafter no Stock Options or Restricted Stock shall be granted hereunder. All Stock Options and Restricted Stock outstanding at the time of termination of this Plan shall continue in full force and effect according to their terms and the terms and conditions of this Plan.

--------------------------------------------------------------------------------

                             PATTERSON ENERGY, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 30, 1997


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of Patterson Energy, Inc. (the "Company") hereby constitutes and appoints Cloyce A. Talbott and A. Glenn Patterson, or either of them, each with the power of substitution as attorneys and proxies to vote all of the shares which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at the executive offices of the Company, 4510 Lamesa Highway, Snyder, Texas, on December 30, 1997, at 10:00 A.M., local time, and at any and all adjournments thereof, with the same force and effect as if the undersigned were personally present, and the undersigned hereby instructs the above-named Attorneys and Proxies to vote as follows:


1. Proposal to amend the Company's Restated Certificate of Incorporation to increase its authorized Common Stock from 18,000,000 shares to 50,000,000 shares, with a significant number of the increased shares being used to effect a two-for-one stock split of the Company's Common Stock payable through a stock dividend.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

2. Proposal to increase the number of shares of the Company's Common Stock reserved for issuance under the Patterson Energy, Inc. 1993 Stock Incentive Plan from 700,000 shares to 1,400,000 shares.

                    [ ] FOR     [ ] AGAINST     [ ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment of adjournments thereof.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          (Continued from other side)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.



                                                 Dated: December ____ , 1997


                                                 -------------------------------
                                                           (Signature)

                                                 -------------------------------
                                                           (Signature)

                                                 NOTE: Please sign exactly as
                                                 your name or names appear on
                                                 this card. Joint owners should
                                                 each sign personally. When
                                                 signing as attorney, executor,
                                                 administrator, personal
                                                 representative, trustee or
                                                 guardian, please give your full
                                                 title as such. For a
                                                 corporation or a partnership,
                                                 please sign in the full
                                                 corporate name by the President
                                                 or other authorized officer or
                                                 the full partnership name by an
                                                 authorized person, as the case
                                                 may be. (Please mark, sign,
                                                 date, and return this proxy in
                                                 the enclosed envelope.)

--------------------------------------------------------------------------------